SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    FORM 8-K




                                  CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 16, 1999


                               Commission file number:
                                     000-15760



                                   Hardinge Inc.
             (Exact name of Registrant as specified in its charter)




New York                                                    16-0470200
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                       One Hardinge Drive Elmira, NY 14902
               (Address of principal executive offices) (Zip code)


                                  (607) 734-2281
               (Registrant's telephone number including area code)




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ITEM 5.  OTHER EVENTS


          On June 16, 1999, Hardinge Inc. issued a press release announcing preliminary results for the second quarter of 1999. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)   Not applicable
         (b)   Not applicable
         (c)   Exhibits

               99    Press Release issued by registrant on June 16, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Hardinge Inc.





June 21, 1999                              By:_/s/ Richard L. Simons___________
Date                                       Richard L. Simons
                                           Senior Vice President and Chief
                                           Financial Officer
                                           (Principal Financial Officer)